Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the "Agreement"), is made and entered into as of January 24, 2007 by and among HSA RESIDENTIAL MORTGAGE SERVICES OF TEXAS ("RMST") and STATE BANK OF LONG ISLAND ("State Bank"), collectively referred to herein as the "Parties."

WHEREAS on or about June 4, 2002, RMST and two co-plaintiffs, Household Commercial Financial Services, Inc. ("HCFS") and Matrix Capital Bank ("Matrix"), commenced an adversary proceeding in the United States Bankruptcy Court for the Eastern District of New York against State Bank and others, captioned Household Commercial Financial Services, Inc., Matrix Capital Bank, and HSA Residential Mortgage Services of Texas v. Action Abstract, Inc., Island Mortgage Network, Inc., Apponline.com, Inc., and State Bank of Long Island, Adv. Pro. No. 8-02-08167 (the "Action") asserting the following claims as against State Bank: (i) aiding and abetting fraud; (ii) aiding and abetting breach of fiduciary duty; and (iii) negligence;

WHEREAS on May 17, 2004, State Bank filed a motion for summary judgment;

WHEREAS on January 31, 2005 and May 23, 2005, the Bankruptcy Court issued a memorandum decision and order, respectively, dismissing plaintiffs' causes of action for negligence and aiding and abetting breach of fiduciary duty, and denying State Bank summary judgment with respect to plaintiffs' cause of action for aiding and abetting fraud;

WHEREAS on September 26, 2005, the U.S. District Court for the Eastern District of New York withdrew the reference to the Bankruptcy Court and the Action was transferred to the Honorable Joanna Seybert;

WHEREAS in December 2005, after HCFS and Matrix settled their disputes with State Bank, the Court entered an order dismissing HCFS's and Matrix's claims against State Bank in the Action with prejudice;

WHEREAS in January 2006, a trial took place with respect to RMST's claim against State Bank for aiding and abetting fraud and, at the conclusion of the trial, the jury returned a verdict in favor of RMST, awarding RMST $43,856,746.03 in damages;

WHEREAS on February 10, 2006, State Bank filed a motion for judgment as a matter of law or in the alternative for a new trial and, on September 25, 2006, the Court denied State Bank's motion;

WHEREAS RMST and State Bank each believes that it has meritorious positions on which it might ultimately prevail on appeal, with respect to issues of both liability and damages;

WHEREAS on January 19, 2007, the Parties determined and agreed to fully, finally, forever, and unconditionally compromise, discharge, and settle all disputes, claims, and potential claims between them arising from, or in any way relating to or concerning, the Action and all allegations and issues therein, and, in connection therewith, to forego any appeals, and to memorialize further that agreement in this Agreement;

NOW, THEREFORE, in consideration of the mutual obligations and promises contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows

I . Settlement Agreement and Releases. On January 24, 2007, (A) both Parties, through counsel, shall exchange, via facsimile, an executed copy of this Agreement, (B) RMST shall deliver to counsel for State Bank, via facsimile, an executed copy of the notarized release, in the form attached hereto as Exhibit A, and (C) State Bank shall deliver to counsel for RMST, via facsimile, an executed copy of (i) the notarized release, in the form attached hereto as Exhibit B, and (ii) the Stipulation of Dismissal, in the form attached hereto as Exhibit C. The release executed by RMST and faxed to counsel for State Bank shall be null and void unless and until RMST receives the Settlement Payment set forth in paragraph 2 of this Agreement, below.

2. Settlement Payment. On January 24, 2007, following the execution of this Agreement and the releases by both Parties, and upon exchange of facsimile copies of this Agreement and the releases as specified in paragraph I of this Agreement, State Bank shall pay to RMST the sum of sixty-five million U.S. Dollars ($65,000,000.00) (the "Settlement Payment"), by wire transfer to:

Bank Name: JPMorgan Chase Bank, N.A.
Bank City and State:Houston, TX
Bank ABA Number: 1130-0060-9
Further Credit To: HSA Residential Mortgage Services of Texas, Inc.
Account Number: 00103196649

3. Settlement Execution and Stipulation of Dismissal. On the date on which RMST receives confirmation from its bank that it has received the Settlement Payment into the account specified in paragraph 2 of this Agreement, the Parties shall exchange, via overnight mail: a) the signed originals of this Agreement, and b) the signed, notarized originals of the releases. Within 1 (one) day of RMST receiving confirmation from its bank that it has received the Settlement Payment into the account specified in paragraph 2 of this Agreement, RMST shall execute and electronically file the Stipulation of Dismissal with the Court.

4. No Admission of Liability. Neither the execution of this Agreement nor the execution of any of the Exhibits hereto, nor any other signing or act referred to in this Agreement or taken pursuant to this Agreement, shall be used as, construed as, or deemed to be evidence of any admission or concession of liability, wrongdoing, damages, fact, or law on the part of the Parties.

5. Duty to Cooperate. The Parties shall cooperate to the extent necessary to effectuate all terms and conditions of this Agreement and its attached Exhibits.

6. Severability. If any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect or limit the validity or enforceability of any other provision hereof. Neither Party shall assert at any time that any provision of this Agreement or any of its attached Exhibits is invalid or unenforceable.

7. Final and Complete Agreement. This Agreement, including all of its Exhibits, is fully integrated and is intended by the Parties as a final and complete expression of their agreement. This Agreement, including all of its Exhibits, supersedes any and all prior or contemporaneous agreements or understandings, written or oral, between the Parties regarding the subject matter described herein and may not be explained, supplemented, or contradicted by evidence of additional terms not contained in this Agreement, including all of its Exhibits.

8. Amendments. This Agreement, including its Exhibits, may not be amended or modified except by a written instrument signed by the Parties hereto.

9. Notices. All notices, requests, and demands to or upon either Party under this Agreement shall be in writing (which may be by fax), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of fax notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

If to RMST:                 Thomas Graber, Esq.
                General Counsel
                                                                            American General Finance, Inc.
                                                                            601 NW 2d Street Evansville, IN 47701
                                                                            Telephone: 812-468-5568
                                                                             Fax: 812-468-5396

                                                                             With copy to:
                                                                             Brian H. Polovoy, Esq.
                                                                             Shearman & Sterling LLP
                                                                             599 Lexington Avenue New York, NY 10022-6069
                                                                             Telephone: 212-848-4000
                                                                             Fax: 212-848-7179

If to State Bank:             Mr. Thomas F. Goldrick, Jr.
                                                                          Chief Executive Officer
                                                                          State Bank of Long Island
                                                                          699 Hillside Avenue
  New Hyde Park, NY 11040-2512
  Telephone: 516-465-2210
   Fax: 516-465-6700

With copy to:
Howard W. Goldstein, Esq.
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
    New York, NY 10004
    Telephone: 212-859-8000
    Fax: 212-859-4000

Either Party may change its address for notices by notice in the manner provided in this paragraph.

10. Successors and Assigns. This Agreement and its Exhibits shall be binding on and inure to the benefit of the successors and assigns of the Parties.

11. Counterparts. This Agreement may be executed in one or more counterparts. All executed counterparts together shall constitute and be deemed to be one and the same instrument.

12. Governing Law. This Agreement, including without limitation the Parties' Releases provided for herein, shall in all respects be interpreted, enforced, and governed under the laws of the State of New York, without regard to the conflict of law principles thereof

13. Binding Effect. This Agreement, including its Exhibits, is binding upon, and shall inure to the benefit of, the Parties hereto and their respective legal representatives, predecessors, beneficiaries, successors, controlling persons, affiliates, subsidiaries, parents, assigns, officers, directors, employees, and agents.

14. Authorization to Sign. Each person signing this Agreement and its Exhibits represents and warrants that he or she is authorized to the fullest extent of the law to sign and bind in the capacity provided for herein.

15. Advice of Counsel. The Parties acknowledge that they have been advised by counsel concerning the contents and effect of this Agreement and its Exhibits, that they understand all of its provisions, and that they are entering into this Agreement and its Exhibits knowingly and voluntarily.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first above written.

HSA RESIDENTIAL MORTGAGE
SERVICES OF TEXAS

By: /s/ Frederick W. Geissinger
    Name: Frederick W. Geissinger
Title: Chairman & CEO

STATE BANK OF LONG ISLAND

By: /s/ Thomas F. Goldrick, Jr.
Name: Thomas F. Goldrick, Jr.
Title: Chairman & CEO

EXHIBIT A

RMST RELEASE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HSA RESIDENTIAL MORTGAGE SERVICES OF TEXAS, and each of its past, present and future successors, assigns, affiliates, stockholders, officers, directors, employees and agents hereby release, acquit, and forever discharge STATE BANK OF LONG ISLAND, and each of its past, present and future successors, assigns, affiliates, stockholders, officers, directors, employees and agents, jointly and severally, from any and all claims, actions, causes of action, debts, contracts, controversies, agreements, promises and demands whatsoever arising directly or indirectly between these parties that relate to Island Mortgage Network and any of its subsidiaries and any of its affiliates, including the claims asserted against State Bank of Long Island in the matter of HSA Residential Mortgage Services of Texas v. State Bank of Long Island, U.S. District Court for the Eastern District of New York, 2:05-cv-03185 (JS).

IN WITNESS WHEREOF, the Undersigned has duly executed this Release this 24th day of January, 2007.

HSA RESIDENTIAL MORTGAGE SERVICES OF TEXAS

By: ___________________________
Name:
Title:

STATE OF INDIANA         )
) ss:
COUNTY OF VANDERBURGH )

On the 24th day of January, 2007, before me, the undersigned, a Notary Public in and for said state, personally appeared ___________________________________, on behalf of HSA Residential Mortgage Services of Texas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Indiana.

___________________________________

Notary Public

EXHIBIT B

STATE BANK RELEASE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STATE BANK OF LONG ISLAND, and each of its past, present and future successors, assigns, affiliates, stockholders, officers, directors, employees and agents hereby release, acquit, and forever discharge HSA RESIDENTIAL MORTGAGE SERVICES OF TEXAS, and each of its past, present and future successors, assigns, affiliates, stockholders, officers, directors, employees and agents, jointly and severally, from any and all claims, actions, causes of action, debts, contracts, controversies, agreements, promises and demands whatsoever arising directly or indirectly between these parties that relate to Island Mortgage Network and any of its subsidiaries and any of its affiliates, including the claims asserted in the matter of HSA Residential Mortgage Services of Texas v. State Bank of Long Island, U.S. District Court for the Eastern District of New York, 2:05-cv-03185 (JS).

IN WITNESS WHEREOF, the Undersigned has duly executed this Release this 24{h day of January, 2007.

STATE BANK OF LONG ISLAND

By:
Name:
Title:
STATE OF NEW YORK )
) ss:
COUNTY OF NASSAU )

On the 24`h day of January, 2007, before me, the undersigned, a Notary Public in and for said state, personally appeared                                                                    , on behalf of State Bank of Long Island, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in New York.

__________________________

Notary Public

EXHIBIT C

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

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HSA RESIDENTIAL MORTGAGE
SERVICES OF TEXAS,
Plaintiff,    No. 2:05-cv-3185-J S

V.

STATE BANK OF LONG ISLAND,

Defendant.
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STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED by and between Plaintiff HSA Residential Mortgage Services of Texas and Defendant State Bank of Long Island that the above-captioned action be and hereby is DISMISSED WITH PREJUDICE and WITHOUT COSTS to any party.

Dated: New York, New York
             January 24, 2007

SHEARMAN & STERLING LLP                                       FRIED, FRANK, HARRIS, SCHRIVER
& JACOBSEN LLP

By: ___________________________                         By: __________________________________
Brian H. Polovoy (BP-4723)                                              Howard W. Goldstein (HG-6136)
599 Lexington Avenue                                                      One New York Plaza
New York, New York 10022                                              New York, New York 10004
(212) 848-4000                                                                     (212) 859-8000

Attorneys for Plaintiff                                                        Attorneys for Defendant
HSA Residential Mortgage                                               State Bank of Long Island
Services of Texas

Dated: January _, 2007                                                       SO ORDERED:

                                                                                              ___________________________
                                                                                              Honorable Joanna Seybert
                                                                                              United States District Judge